                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      21
                NOTES TO FINANCIAL STATEMENTS      26
               REPORT OF INDEPENDENT AUDITORS      30
                   DIVIDEND REINVESTMENT PLAN      31



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      33
                 RESULTS OF SHAREHOLDER VOTES      34

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your trust's performance--into perspective, we've prepared this informative report. It examines how your trust's portfolio manager invested the trust's assets and how those investments performed. Inside you'll find an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

                  With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
BY THE END OF OCTOBER 2001, THE EFFECTS OF THE SEPTEMBER TERRORIST ATTACKS CONTINUED TO REVERBERATE IN AN ALREADY SLUGGISH U.S. ECONOMY. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL AT AN ANNUAL RATE OF
0.4 PERCENT.

BUSINESS ACTIVITY CONTINUED ITS YEAR-LONG DECLINE, SPIRALING DOWNWARD IN THE WEEKS FOLLOWING THE TRAGEDY. THROUGHOUT THE REPORTING PERIOD THE ECONOMY TEETERED ON THE EDGE OF RECESSION, PROMPTING BUSINESSES TO SLASH INVENTORIES AND CAPITAL EXPENDITURES. CONSUMER CONFIDENCE, WHICH HAD SLIPPED IN RECENT MONTHS, PLUMMETED IMMEDIATELY AFTER THE TERRORIST ATTACKS. CONFIDENCE LEVELS STABILIZED BY THE END OF THE PERIOD, BUT CONSUMER RESOLVE WAS FURTHER CHALLENGED BY MASS LAYOFFS, RISING UNEMPLOYMENT AND AN APPARENT BIOTERROR THREAT.

AGAINST THIS BACKDROP, CONSUMER SPENDING--THE ENGINE DRIVING TWO-THIRDS OF U.S. ECONOMIC GROWTH--REMAINED WEAK, BUT SURPRISINGLY RESILIENT. STRONGER-THAN-EXPECTED CONSUMPTION OF SERVICES AND DURABLE GOODS, SUCH AS COMMON HOUSEHOLD APPLIANCES, PREVENTED A GREATER DROP IN GDP. REGARDLESS, MANY ECONOMIC ANALYSTS WONDERED HOW LONG CONSUMERS COULD CONTINUE TO SPEND. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, SURGED TO 5.4 PERCENT BY THE END OF OCTOBER 2001.

ALTHOUGH FACED WITH INCOMPLETE DATA, MANY ECONOMIC ANALYSTS SUGGESTED THE UNITED STATES COULD NO LONGER AVOID A RECESSION, COMMONLY DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH. ANALYSTS WERE UNABLE TO PREDICT THE DURATION OF THE DOWNTURN, BUT MANY SUGGESTED THE GOVERNMENT'S ECONOMIC STIMULUS PACKAGE AND RECENT INTEREST-RATE CUTS COULD PROVIDE THE SPARK NEEDED FOR A POSSIBLE RECOVERY.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON OCTOBER 2--THE NINTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND OCTOBER 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 2.5 PERCENT. (NOTE: ON NOVEMBER 6, 2001, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE TENTH RATE-CUT IN 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.1 PERCENT IN THE 12 MONTHS ENDED OCTOBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1999--October 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2001)

------------------------------
NYSE Ticker Symbol - VQC
------------------------------

                                                     MARKET(1)   NAV(2)
------------------------------------------------------------------------
One-year total return                                  16.59%     12.44%
------------------------------------------------------------------------
Five-year average annual total return                   7.17%      7.56%
------------------------------------------------------------------------
Ten-year average annual total return                    7.73%      8.22%
------------------------------------------------------------------------
Life-of-Trust average annual total return               7.65%      8.14%
------------------------------------------------------------------------
Commencement date                                                9/27/91
------------------------------------------------------------------------

Distribution rate as a % of closing common share
price(3)                                                           5.93%
------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                     10.74%
------------------------------------------------------------------------
Preferred share rate(5)                                           2.786%
------------------------------------------------------------------------
Net asset value                                                   $17.57
------------------------------------------------------------------------
Closing common share price                                        $16.40
------------------------------------------------------------------------
One-year high common share price (09/10/01)                       $16.65
------------------------------------------------------------------------
One-year low common share price (12/13/00)                        $14.50
------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 44.8% combined federal and state tax bracket effective for calendar year 2001, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2001
- AAA/Aaa............  52.1%   [PIE CHART]
- AA/Aa..............  15.4%
- A/A................   7.2%
- BBB/Baa............  10.8%
- Non-Rated..........  14.5%
As of October 31, 2000
- AAA/Aaa............  49.6%   [PIE CHART]
- AA/Aa..............  13.2%
- A/A................   8.1%
- BBB/Baa............  12.4%
- Non-Rated..........  16.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2001, for common shares)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/00                                                                      0.0735                             0.0000
12/00                                                                      0.0735                             0.1057
1/01                                                                       0.0735                             0.0000
2/01                                                                       0.0735                             0.0000
3/01                                                                       0.0735                             0.0000
4/01                                                                       0.0735                             0.0000
5/01                                                                       0.0735                             0.0000
6/01                                                                       0.0765                             0.0000
7/01                                                                       0.0765                             0.0000
8/01                                                                       0.0765                             0.0000
9/01                                                                       0.0810                             0.0000
10/01                                                                      0.0810                             0.0000

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2001                   OCTOBER 31, 2000
                                                                      ----------------                   ----------------
General Purpose                                                            20.20                              19.20
Tax District                                                               14.30                              12.90
Water & Sewer                                                               9.20                               4.80
Public Building                                                             9.10                               9.20
Multi-Family Housing                                                        8.50                               8.40

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--October 1991 through October 2001) [INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
10/91                                                                     15.0200                            15.0000
                                                                          15.0700                            14.3750
                                                                          14.9000                            15.6250
                                                                          15.4500                            14.7500
                                                                          15.7200                            15.0000
12/92                                                                     15.6400                            14.7500
                                                                          16.7800                            16.2500
                                                                          17.0700                            16.3750
                                                                          17.7000                            17.3750
12/93                                                                     17.4200                            16.7500
                                                                          15.6700                            15.1250
                                                                          15.4300                            15.2500
                                                                          15.2100                            14.8750
12/94                                                                     14.3500                            12.7500
                                                                          15.6900                            14.7500
                                                                          15.9400                            15.0000
                                                                          16.1700                            15.2500
12/95                                                                     16.8700                            15.3750
                                                                          16.1600                            15.8750
                                                                          16.1000                            15.2500
                                                                          16.5100                            15.8750
12/96                                                                     16.6700                            16.6250
                                                                          16.4200                            15.1250
                                                                          16.8600                            16.7500
                                                                          17.2600                            16.8125
12/97                                                                     17.6000                            17.0625
                                                                          17.5600                            17.5000
                                                                          17.6000                            17.3125
                                                                          18.0700                            18.1875
12/98                                                                     17.6200                            18.4375
                                                                          17.5000                            17.6875
                                                                          16.7300                            16.6250
                                                                          16.2500                            16.5625
12/99                                                                     15.5800                            13.4375
                                                                          15.9900                            15.0000
                                                                          16.0500                            15.2500
                                                                          16.4900                            15.5625
12/00                                                                     17.0300                            14.8750
                                                                          17.0300                            15.1000
                                                                          16.7700                            15.3000
                                                                          17.4100                            16.1600
10/01                                                                     17.5700                            16.4000

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                  [PIRARO PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2001. JOSEPH A. PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

The investment teams that manage the Van Kampen trusts extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling to an anemic 1.9 percent in the fourth quarter of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of nine cuts over the period ending October 31, 2001 for a total of 400 basis points or four percentage points. These moves did not seem to have an appreciable effect on the economy, however, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, GDP fell by 0.4 percent, its largest decline since the recession of the early 1990s. Most analysts are predicting an even steeper drop in the fourth quarter.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. This preference for potential stability produced large cash inflows for all types of bond trusts. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    These cash inflows joined with Fed policy to drive interest rates lower. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended October 31, overall issuance nationwide was up 36 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent nationwide over the same period. California issuance was up by 32 percent for the year, with 65 percent of that issuance being insured.

    The California economy was especially hard hit by an ongoing recession in the technology sector, which had ripple effects in other areas such as real estate. The state was also rocked by problems with its two largest utilities, both of which are large issuers in the market. These problems led the major ratings agencies to downgrade the state's general obligation bonds twice over the course of the period. California's tax receipts fell significantly over the period, which led to a shrinking budget surplus in its general account.

    The anticipation of deepening economic woes led Moody's to put California general obligation bonds (GOs) on a further credit watch in early October, which could bring their current AA3 rating down to A, a level not seen since 1938. This announcement caused the state's GOs to lag the rest of the market in that month. That said, their effect was somewhat cushioned by a general environment of falling interest rates.

    For the 12 months ended October 31, 2001, the trust produced a total return of 16.59 percent based on market price. This reflects an increase in market price from $15.00 per share on October 31, 2000, to $16.40 per share on October 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers California Municipal Bond Index posted a total return of 10.10 percent for the same period. The Lehman Brothers California Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   While we were well aware of the
troubles facing the California economy, our feeling was that the market overreacted. In our view, many of the state's obligations (especially the downgraded general obligations) were oversold. The state budget is still in surplus, and its economy is one of the most diversified (not to mention the largest) in the country. We opted to maintain the fund's weighting, and in fact increased it slightly over the period to 20.2 percent of long-term investments. While the GOs were a minor drag on performance when that sector lagged in October, our investment rationale hasn't changed and so we kept the position in the trust.

    We continued to keep the trust well-diversified over the period. As various holdings reached their price targets, we used some of the proceeds to increase the trust's holdings of essential services bonds. Many of these bonds were in the transportation and water and sewer sectors, which are areas of the state's economy that may continue to enjoy strong activity even in an economic downturn. Public education bonds were especially attractive to us since they are attached to one of the most essential services in the most populous state in the country.

    We also held to a strategy of being cautious of those sectors that were negatively affected by secular issues. Housing bonds were a case in point. These issues are often structured in such a way that they lag in certain market environments, as has been the case over much of the reporting period. We trimmed the trust's position there accordingly.

    While the trust's prospectus allows us to invest in non-rated credits, we chose to maintain a conservative credit stance. The state's worsening economy made credit risk unattractive, and so we avoided adding to the fund's non-rated holdings. Most of our additions over the period were higher-rated paper, and AAA rated credits increased by 2.5 percent to comprise 52.1 percent of long-term investments. We expect to maintain this strategy going forward, with purchases likely to be rated at least AA for the foreseeable future.

    Over the course of the period, the short- and intermediate-duration bonds we purchased were a significant contributor to performance as the yield curve steepened. More recently, our quantitative analysis has led us to the conclusion that the long-intermediate part of the curve (generally 15 to 20-year bonds) offer strong relative value potential going forward. We have selectively increased the trust's exposure there to take advantage of these opportunities.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Now that the economy has moved
measurably closer to recession, our focus has turned to the reversal that has historically followed every such decline. It is anticipated by many that a recovery may take place at some point next year, though it's impossible to predict just when that will happen. In the interim, interest rates are likely to remain at or near their current low levels. This may bode well for the municipal market, as we believe many states will move to take advantage of low interest rates by issuing new debt. Even in those cases where states opt out of new debt, there is likely to be sufficient volume of refundings as long as rates stay low.

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of the tragic events of September 11. The ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

    As for California, we believe that demand for the state's bonds will continue to be strong because of the tax benefits that accrue to investors. We also expect issuance to remain strong for the foreseeable future, with California likely to be the biggest state in terms of issuance in 2002. The $12.5 billion California Department of Water Resources issue originally slated for August of 2001 will most likely happen in spring of 2002. This issue will replenish the state's general fund, which has been weakened by slowing tax receipts. We also anticipate significant issuance of education and transportation bonds to finance necessary infrastructure operations and improvements.

    As for the state's economy, we expect it to continue its current path of worsening along with the rest of the country, with its budget surplus dwindling and potentially going into deficit in 2002. If anything, it's possible the state's economy could worsen more dramatically than the broader U.S. economy. That said, California still has the country's most diversified economy, and because of this we are confident that it can weather the current downturn. In all, we still think the market presents compelling opportunities for investors with a disciplined process.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS (GO): Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of trust shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short-and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON    MATURITY      VALUE
           MUNICIPAL BONDS  98.3%
           CALIFORNIA  96.9%
$ 1,390    Abag Fin Auth For Nonprofit Corp CA Ctf Part
           Childrens Hosp Med Cent (AMBAC Insd).........   5.875%   12/01/19   $  1,541,524
    500    Abag Fin Auth For Nonprofit Corp CA Ctf Part
           Childrens Hosp Med Cent......................   6.000    12/01/29        559,410
  1,000    Abag Fin Auth For Nonprofit Corp CA Multi-
           Family Rev Hsg Utd Dominion Ser A Rfdg (Asset
           Gty Insd)....................................   6.400    08/15/30      1,075,500
  1,000    Bakersfield, CA Ctf Partn Convention Cent
           Expansion Proj (MBIA Insd)...................   5.875    04/01/22      1,078,010
  3,600    Benicia, CA Uni Sch Dist Cap Apprec Ser B
           (MBIA Insd)..................................    *       08/01/25      1,041,480
  1,000    Benicia, CA Uni Sch Dist Ser B (MBIA Insd)...    *       08/01/18        427,800
  1,610    Blythe, CA Redev Agy Redev Proj No 1 Tax
           Alloc Ser A Rfdg.............................   7.500    05/01/23      1,754,288
  1,055    Borrego, CA Wtr Dist Ctf Partn Wtr Sys
           Acquisition..................................   7.000    04/01/27      1,127,774
  1,000    California Edl Fac Auth Rev Pooled College &
           Univ Proj Ser B..............................   6.125    04/01/13      1,091,000
  1,000    California Edl Fac Auth Rev Pooled College &
           Univ Ser B...................................   6.625    06/01/20      1,084,150
  1,670    California Edl Fac Auth Rev Student Ln CA Ln
           Pgm Ser A (MBIA Insd)........................   6.000    03/01/16      1,807,608
  2,500    California Hlth Fac Fin Auth Rev Cedars Sinai
           Med Cent Ser A...............................   6.125    12/01/19      2,737,575
  1,000    California Hsg Fin Agy Rev Cap Apprec Home
           Mtg Ser K (MBIA Insd)........................    *       08/01/24        261,500
    885    California Hsg Fin Agy Rev Home Mtg Ser B
           (MBIA Insd)..................................   6.100    02/01/28        933,171
    925    California Hsg Fin Agy Rev Home Mtg Ser E
           (AMBAC Insd).................................   6.100    08/01/29        977,577
  2,120    California Hsg Fin Agy Rev Insd Hsg Ser E
           (MBIA Insd)..................................   7.000    08/01/26      2,170,244
  3,000    California Hsg Fin Agy Rev Multi-Unit Rental
           Hsg Ser C II.................................   6.850    08/01/15      3,092,220

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 8,190    California Hsg Fin Agy Rev Multi-Unit Rental
           Hsg Ser C II.................................   6.875%   08/01/24   $  8,432,260
  6,200    California Pollutn Ctl Fin Auth Pollutn Ctl
           Rev Southn CA Edison Co (AMBAC Insd) (a).....   6.000    07/01/27      6,359,154
  1,360    California Rural Home Mtg Fin Auth Single
           Family Mtg Rev Pgm Ser B (GNMA
           Collateralized)..............................   6.250    12/01/31      1,479,245
    565    California Rural Home Mtg Fin Auth Single
           Family Mtg Rev Ser C (GNMA Collateralized)...   7.800    02/01/28        656,434
  1,060    California Spl Dists Assn Fin Corp Ctf Partn
           Spl Dists Fin Pgm Ser KK (FSA Insd)..........   5.800    11/01/29      1,154,001
  1,275    California St (FGIC Insd)....................   4.750    04/01/20      1,271,073
  1,000    California St................................   4.750    12/01/28        950,990
  2,655    California St Cpn Muni Rcpts.................    *       03/01/08      2,087,281
  2,655    California St Cpn Muni Rcpts.................    *       09/01/09      1,947,575
  9,600    California St Prin Muni Rcpts................    *       09/01/09      7,042,080
  1,000    California St Pub Wks Brd Lease Rev Dept Hlth
           Svcs Ser A (MBIA Insd).......................   5.750    11/01/24      1,084,950
  2,340    California St Rfdg (FGIC Insd)...............   5.000    02/01/23      2,360,358
  1,000    California St Veterans (AMBAC Insd)..........   6.200    02/01/16      1,002,840
  2,000    California St Veterans Ser BH (FSA Insd).....   5.400    12/01/16      2,049,900
  1,500    California St Veterans Ser BJ................   5.700    12/01/32      1,545,735
  2,000    California Statewide Cmntys Dev Auth Ctf
           Partn (e)....................................   7.250    11/01/29      2,079,240
  2,000    Campbell, CA Redev Agy Tax Alloc Ctr Campbell
           Redev Proj Ser A.............................   6.550    10/01/32      2,144,540
  1,595    Cardiff, CA Sch Dist Cap Apprec (FGIC
           Insd)........................................    *       08/01/24        487,368
  1,675    Cardiff, CA Sch Dist Cap Apprec (FGIC
           Insd)........................................    *       08/01/25        484,695
    390    Carson, CA Impt Bond Act 1915 Assmt Dist No
           92-1.........................................   7.375    09/02/22        407,101
  1,085    Cathedral City, CA Pub Fin Auth Rev Cap
           Apprec Ser A (MBIA Insd).....................    *       08/01/27        281,633
  1,085    Cathedral City, CA Pub Fin Auth Rev Cap
           Apprec Ser A (MBIA Insd).....................    *       08/01/28        266,704
  2,510    Chula Vista, CA Redev Agy Tax Alloc Sr
           Bayfront Ser D Rfdg..........................   8.625    09/01/24      3,083,686
  1,000    Coachella, CA Redev Agy Tax Alloc Proj Area
           No 3 Rfdg....................................   5.875    12/01/28      1,012,220
  1,000    Colton, CA Redev Agy Tax Alloc Mount Vernon
           Corridor Redev...............................   6.300    09/01/36      1,054,370

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$   370    Contra Costa Cnty, CA Pub Fin Auth Tax Alloc
           Rev Ser A....................................   7.100%   08/01/22   $    381,437
    620    Davis, CA Pub Fac Fin Auth Loc Agy Rev Mace
           Ranch Area Ser A.............................   6.500    09/01/15        666,810
  1,855    Delano, CA Ctf Partn Ser A (Prerefunded @
           01/01/03)....................................   9.250    01/01/22      2,051,519
  1,000    Duarte, CA Redev Agy Tax Alloc Davis Addition
           Proj Area Rfdg...............................   6.700    09/01/14      1,086,370
  1,000    East Bay, CA Muni Util Dist Spl Dist No 1 Ser
           E (FGIC Insd)................................   5.000    04/01/15      1,009,690
  1,000    East Bay, CA Muni Util Dist Wtr Sys Rev (MBIA
           Insd)........................................   5.000    06/01/21      1,020,190
  1,000    East Bay, CA Muni Util Dist Wtr Sys Rev (MBIA
           Insd)........................................   4.750    06/01/28        987,320
  2,445    East Bay, CA Muni Util Dist Wtr Sys Rev
           Sub..........................................   5.250    06/01/19      2,553,118
  1,000    El Segundo, CA Uni Sch Dist Cap Apprec
           Election 1997 Ser C (FSA Insd)...............    *       08/01/24        305,220
  1,220    Emeryville, CA Pub Fin Auth Rev Assmt Dist
           Refin........................................   5.900    09/02/21      1,243,851
  1,000    Fairfield Suisun, CA Uni Sch Dist Spl Tax
           Cmnty Fac Dist No 5 New Sch (FSA Insd).......   5.375    08/15/29      1,046,230
    825    Fairfield, CA Hsg Auth Mtg Rev Creekside
           Estates Proj Rfdg (Prerefunded @ 08/01/02)
           (e)..........................................   7.875    02/01/15        875,762
  1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
           (Connie Lee Insd)............................   5.250    12/01/19      1,045,140
 15,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg..............................    *       01/15/26      3,617,400
  4,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg..............................    *       01/15/30        753,920
  2,500    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Conv Cap Apprec Rfdg (b)..................... 0/5.875    01/15/27      1,648,925
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Conv Cap Apprec Sr Lien Ser A (Escrowed to
           Maturity) (b)................................ 0/7.050    01/01/10      2,038,540
  1,000    Glendale, CA Uni Sch Dist Ser C (FSA Insd)...   5.500    09/01/19      1,074,790
  2,000    Hawaii Desert, CA Mem Hlthcare Dist Rev
           Rfdg.........................................   5.500    10/01/19      1,893,320
  1,500    Huntington Beach, CA Pub Fin Auth Rev
           Huntington Beach Redev Proj..................   7.000    08/01/24      1,545,105
  1,000    Huntington Park, CA Pub Fin Auth Lease Rev
           Wastewtr Sys Proj Ser A......................   6.200    10/01/25      1,042,630
  6,000    Long Beach, CA Hbr Rev Ser A (FGIC Insd).....   5.250    05/15/18      6,183,600

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop A First Tier Sr Ser B (FSA Insd)....   4.750%   07/01/24   $    992,390
  2,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop A First Tier Sr Ser C Rfdg (AMBAC
           Insd)........................................   5.000    07/01/23      2,028,660
 12,000    Los Angeles Cnty, CA Pension Oblig Ctf Ltd
           Muni Oblig Ser A (MBIA Insd).................   6.900    06/30/08     14,497,680
  1,200    Los Angeles Cnty, CA Sch Regionalized
           Business Serv Ctf Partn Cap Apprec Pooled Fin
           Ser A (AMBAC Insd)...........................    *       08/01/26        325,860
  1,000    Los Angeles, CA Cmnty College Dist Ctf Part
           City College Satellite Ser A (MBIA Insd).....   5.000    08/01/26      1,011,860
  1,000    Los Angeles, CA Cmnty College Dist Ser A
           (MBIA Insd)..................................   5.000    06/01/26      1,011,860
  1,900    Los Angeles, CA Ctf Part.....................   5.700    02/01/18      1,945,372
  1,000    Los Angeles, CA Ctf Part Sr Sonnenblick Del
           Rio W L. A. (AMBAC Insd).....................   6.000    11/01/19      1,133,150
  1,468    Los Angeles, CA Multi-Family Rev Hsg
           Earthquake Rehab Proj Ser A (FNMA
           Collateralized)..............................   5.700    12/01/27      1,524,865
  1,540    Los Angeles, CA Single Family Home Mtg Rev
           Pgm Ser A (GNMA Collateralized)..............   6.875    06/01/25      1,571,940
  1,375    Los Angeles, CA Wtr & Pwr Rev Sys Ser A (MBIA
           Insd) (c)....................................   5.375    07/01/14      1,518,880
  1,000    Los Angeles, CA Wtr & Pwr Rev Sys Ser A (MBIA
           Insd) (c)....................................   5.375    07/01/18      1,069,130
  1,000    Mendocino Cnty, CA Ctf Part Cnty Pub Fac Corp
           (MBIA Insd)..................................   5.250    06/01/30      1,037,380
  2,000    Metropolitan Wtr Dist Southrn CA Wtrwks Rev
           Ser A Rfdg...................................   4.750    07/01/22      1,988,160
  3,720    Midpeninsula Regl Open Space Dist CA Fin Auth
           Rev (AMBAC Insd).............................    *       08/01/27        812,522
  1,110    Mountain View Los Altos, CA Uni High Sch Dist
           Cap Apprec Ser D.............................    *       08/01/24        339,394
  1,000    Murrieta Vly, CA Uni Sch Dist Ser A (FGIC
           Insd)........................................    *       09/01/17        462,850
  1,000    Murrieta, CA Ctf Part Police Fac Proj (FSA
           Insd)........................................   4.600    03/01/16      1,013,820
  2,000    Needles, CA Pub Util Auth Util Sys
           Acquisition Proj Ser A.......................   6.500    02/01/22      2,015,800
  1,460    Newport Beach, CA Spl Tax Spl Impt Dist No
           95-1 Ser A (Prerefunded @ 09/01/05)..........   6.750    09/01/20      1,676,795

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 2,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctf
           Part Energy Retrofit Proj, (Prerefunded @
           11/15/06) (e)................................   6.750%   11/15/14   $  2,414,660
  2,000    Orange Cnty, CA Recovery Ser A Rfdg (MBIA
           Insd)........................................   5.750    06/01/15      2,185,220
  1,500    Pasadena, CA Spl Tax Cmnty Fac Dist No 1
           Civic Ctr West (Escrowed to Maturity)........    *       12/01/07      1,217,115
  2,000    Pittsburg, CA Redev Agy Tax Alloc Los Medanos
           Cmnty Dev Proj (AMBAC Insd)..................    *       08/01/25        579,420
  1,375    Pittsburg, CA Redev Agy Tax Alloc Los Medanos
           Cmnty Dev Proj (AMBAC Insd)..................    *       08/01/26        377,190
  1,100    Pomona, CA Redev Agy Tax Alloc Downtown No 2
           Redev Proj Ser U Rfdg (Prerefunded @
           04/01/03)....................................   5.750    04/01/19      1,175,559
  1,000    Port of Oakland, CA Spl Fac Rev Mitsui O.S.K.
           Line Ltd Ser A (LOC: Industrial Bank of
           Japan).......................................   6.800    01/01/19      1,017,120
  2,540    Rancho Mirage, CA Redev Agy Tax Alloc Redev
           Plan 1984 Proj Ser A-E.......................   5.250    04/01/33      2,631,669
  1,145    Redding, CA Redev Agy Tax Alloc Market Street
           Redev Proj Ser A.............................   6.700    09/01/23      1,201,632
  2,000    Redlands, CA Redev Agy Tax Alloc Redev Proj
           Ser A Rfdg (MBIA Insd).......................   4.750    08/01/21      1,998,580
  1,000    Redondo Beach, CA Pub Fin Auth Rev South Bay
           Ctr Redev Proj...............................   7.000    07/01/16      1,089,160
  2,000    Richmond, CA Rev YMCA East Bay Proj Rfdg.....   7.250    06/01/17      2,069,100
  1,000    Sacramento Cnty, CA Ctf Part Pub Fac Proj
           Rfdg (AMBAC Insd)............................   4.750    10/01/27        987,910
  2,000    Sacramento Cnty, CA San Dist Fin Auth Rev
           Rfdg.........................................   5.500    12/01/17      2,252,860
  1,900    Sacramento Cnty, CA San Dist Fin Auth Rev Ser
           A............................................   5.875    12/01/27      2,110,349
  1,500    Sacramento, CA City Fin Auth Lease Rev CA EPA
           Bldg Ser A (AMBAC Insd)......................   4.750    05/01/23      1,481,100
  2,500    San Bernardino, CA Redev Agy Tax Alloc San
           Sevaine Redev Proj Ser A.....................   7.000    09/01/24      2,664,250
  2,575    San Bruno Pk, CA Sch Dist Cap Apprec Ser B
           (FGIC Insd)..................................    *       08/01/24        786,817
  2,660    San Bruno Pk, CA Sch Dist Cap Apprec Ser B
           (FGIC Insd)..................................    *       08/01/25        769,724
  6,000    San Diego Cnty, CA Wtr Auth Wtr Rev Ctf Partn
           Ser B (Inverse Fltg) (Prerefunded @ 04/27/06)
           (MBIA Insd) (d)..............................  10.370    04/08/21      8,032,500

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 1,820    San Diego, CA Convention Ctr Expansion Fin
           Auth Lease Rev Ser A (AMBAC Insd)............   4.750%   04/01/28   $  1,796,995
  2,650    San Diego, CA Indl Dev Rev San Diego Gas &
           Elec Ser A (MBIA Insd).......................   6.400    09/01/18      2,773,251
  5,000    San Diego, CA Indl Dev Rev San Diego Gas &
           Elec Ser A (AMBAC Insd)......................   6.100    09/01/19      5,222,450
  1,000    San Diego, CA Redev Agy Centre City Redev
           Proj Ser A...................................   6.400    09/01/25      1,065,920
  1,000    San Francisco, CA City & Cnty Arpt Commn Intl
           Arpt Rev Second Ser Issue 12-A (FGIC Insd)...   5.800    05/01/21      1,051,390
  1,500    San Francisco, CA City & Cnty Arpt Commn Intl
           Arpt Rev Second Ser Issue 23-B (FGIC Insd)...   5.000    05/01/24      1,510,725
  1,000    San Francisco, CA City & Cnty Arpt Commn Intl
           Arpt Second Ser 27-A Rfdg (MBIA Insd)........   5.250    05/01/26      1,019,860
  4,000    San Francisco, CA City & Cnty Arpt Commn Intl
           Arpt Second Ser 27-A Rfdg....................   5.250    05/01/31      4,076,400
  3,520    San Francisco, CA City & Cnty Redev Agy Lease
           Rev George Moscone...........................    *       07/01/09      2,603,075
  4,250    San Francisco, CA City & Cnty Redev Agy Lease
           Rev George Moscone...........................    *       07/01/12      2,670,190
  2,130    San Francisco, CA City & Cnty Redev Agy Lease
           Rev George Moscone...........................    *       07/01/14      1,181,830
    800    San Francisco, CA City & Cnty Redev Agy Lease
           Rev George Moscone (FSA Insd)................   6.750    07/01/15        901,784
  5,000    San Jose, CA Fin Auth Lease Convention Ctr
           Proj Ser F Rfdg (MBIA Insd)..................   5.000    09/01/17      5,210,700
  1,000    San Jose, CA Single Family Mtg Rev Cap
           Accumulator (Escrowed to Maturity) (GEMIC Mtg
           Collateralized)..............................    *       04/01/16        502,060
  2,000    San Leandro, CA Ctf Partn Lib & Fire Stations
           Fin (AMBAC Insd).............................   5.750    11/01/29      2,186,780
  1,000    San Marcos, CA Pub Fac Auth Sub Tax Incrmnt
           Proj Area 3 Ser A............................   6.750    10/01/30      1,065,560
  1,575    San Marcos, CA Redev Agy Tax Alloc...........   6.000    08/01/29      1,612,769
  1,000    San Mateo Cnty, CA Jt Pwrs Auth Lease Rev Cap
           Proj Ser A Rfdg (FSA Insd)...................   4.750    07/15/23        995,240
  1,000    Santa Ana, CA Multi-Family Hsg Rev Villa Del
           Sol Apts Ser B (FNMA Collateralized).........   5.650    11/01/21      1,035,260
  2,000    Santa Clarita, CA Cmnty Fac Dist Spl Tax No
           92-1 Ser A...................................   7.450    11/15/10      2,089,820

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 1,000    Santa Monica-Malibu, CA Uni Sch Dist Cap
           Apprec (FGIC Insd)...........................    *       08/01/23   $    322,930
  1,255    Simi Valley, CA Cmnty Dev Agy Coml Sycamore
           Plaza II Rfdg (e)............................   6.000%   09/01/12      1,347,406
  5,000    Southern CA Pub Pwr Auth Pwr Proj Rev Multi-
           Projs........................................   6.750    07/01/12      6,137,600
  1,000    Stockton, CA Cmnty Fac Dist Spl Tax No 1-A
           Mello Roos-Weston Ranch Ser A................   5.800    09/01/14      1,047,570
  1,000    Stockton, CA South Stockton Cmnty Facs Dist
           Spl Tax No 90-1 Rfdg.........................   6.400    09/01/15      1,050,860
  2,795    Ukiah, CA Uni Sch Dist (FGIC Insd)...........    *       08/01/17      1,298,920
  2,000    Ventura Cnty, CA Ctf Partn Pub Fin Auth I....   5.250    08/15/15      2,134,720
  1,000    Vista, CA Mobile Home Pk Rev Estrella De Oro
           Mobile Home Ser A............................   5.875    02/01/28        968,080
                                                                               ------------
                                                                                237,457,599
                                                                               ------------
           PUERTO RICO  0.1%
    335    Centro de Recaudaciones de Ingresos Muni Ctf
           Part PR......................................   6.850    10/17/03        345,173
                                                                               ------------

           U. S. VIRGIN ISLANDS  1.3%
  1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A............................   6.375    10/01/19      1,082,930
  1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A............................   6.500    10/01/24      1,083,570
  1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A (ACA Insd).................   6.125    10/01/29      1,069,710
                                                                               ------------
                                                                                  3,236,210
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  98.3%
  (Cost $217,684,827).......................................................    241,038,982
SHORT-TERM INVESTMENTS  1.1%
  (Cost $2,700,000).........................................................      2,700,000
                                                                               ------------

TOTAL INVESTMENTS  99.4%
  (Cost $220,384,827).......................................................    243,738,982

OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%.................................      1,373,697
                                                                               ------------

NET ASSETS  100.0%..........................................................   $245,112,679
                                                                               ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(e) This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GEMIC--General Electric Mortgage Insurance Corp.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Total Investments (Cost $220,384,827).......................    $243,738,982
Cash........................................................          28,118
Receivables:
  Interest..................................................       3,270,025
  Investments Sold..........................................         982,154
Other.......................................................           6,208
                                                                ------------
    Total Assets............................................     248,025,487
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       2,468,930
  Investment Advisory Fee...................................         124,642
  Income Distributions--Common and Preferred Shares.........          48,619
  Administrative Fee........................................          41,547
  Affiliates................................................          10,286
Trustees' Deferred Compensation and Retirement Plans........         137,880
Accrued Expenses............................................          80,904
                                                                ------------
    Total Liabilities.......................................       2,912,808
                                                                ------------
NET ASSETS..................................................    $245,112,679
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,000 issued with liquidation preference of
  $25,000 per share)........................................    $ 75,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,682,997 shares issued and
  outstanding)..............................................          96,830
Paid in Surplus.............................................     143,433,980
Net Unrealized Appreciation.................................      23,354,155
Accumulated Net Realized Gain...............................       2,263,623
Accumulated Undistributed Net Investment Income.............         964,091
                                                                ------------
    Net Assets Applicable to Common Shares..................     170,112,679
                                                                ------------
NET ASSETS..................................................    $245,112,679
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($170,112,679 divided by
  9,682,997 shares outstanding).............................    $      17.57
                                                                ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2001

INVESTMENT INCOME:
Interest....................................................  $14,030,216
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,566,126
Administrative Fee..........................................      479,143
Preferred Share Maintenance.................................      200,443
Trustees' Fees and Related Expenses.........................       26,879
Legal.......................................................       26,659
Custody.....................................................       15,023
Other.......................................................      182,086
                                                              -----------
    Total Expenses..........................................    2,496,359
    Less Credits Earned on Cash Balances....................        1,178
                                                              -----------
    Net Expenses............................................    2,495,181
                                                              -----------
NET INVESTMENT INCOME.......................................  $11,535,035
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 2,269,874
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   15,223,488
  End of the Period.........................................   23,354,155
                                                              -----------
Net Unrealized Appreciation During the Period...............    8,130,667
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $10,400,541
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $21,935,576
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended October 31, 2001 and 2000

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2001    OCTOBER 31, 2000
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 11,535,035        $ 11,605,398
Net Realized Gain...................................      2,269,874           1,538,717
Net Unrealized Appreciation During the Period.......      8,130,667           6,498,459
                                                       ------------        ------------
Change in Net Assets from Operations................     21,935,576          19,642,574
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares.....................................     (8,772,392)         (9,120,944)
  Preferred Shares..................................     (2,233,848)         (2,747,249)
                                                       ------------        ------------
                                                        (11,006,240)        (11,868,193)
                                                       ------------        ------------

Distributions from Net Realized Gain:
  Common Shares.....................................     (1,023,493)                -0-
  Preferred Shares..................................       (322,420)                -0-
                                                       ------------        ------------
                                                         (1,345,913)                -0-
                                                       ------------        ------------
Total Distributions.................................    (12,352,153)        (11,868,193)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      9,583,423           7,774,381
NET ASSETS:
Beginning of the Period.............................    235,529,256         227,754,875
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $964,091
  and $435,296, respectively).......................   $245,112,679        $235,529,256
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                          TWO
                                                                                        MONTHS
                                                        YEAR ENDED OCTOBER 31,           ENDED
                                                     -----------------------------    OCTOBER 31,
                                                      2001       2000       1999         1998
                                                     --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A).......  $ 16.58    $ 15.78    $ 17.93     $  17.85
                                                     -------    -------    -------     --------
 Net Investment Income.............................     1.19       1.20       1.20          .20
 Net Realized and Unrealized Gain/Loss.............     1.08        .82      (1.90)         .09
                                                     -------    -------    -------     --------
Total from Investment Operations...................     2.27       2.02       (.70)         .29
                                                     -------    -------    -------     --------
Less:
 Distributions from Net Investment Income:
   Paid to Common Shareholders.....................      .91        .94        .99          .17
   Common Share Equivalent of Distributions Paid to
     Preferred Shareholders........................      .23        .28        .21          .04
 Distributions from and in Excess of Net Realized
   Gain:
   Paid to Common Shareholders.....................      .11        -0-        .20          -0-
   Common Share Equivalent of Distributions Paid to
     Preferred Shareholders........................      .03        -0-        .05          -0-
                                                     -------    -------    -------     --------
Total Distributions................................     1.28       1.22       1.45          .21
                                                     -------    -------    -------     --------
NET ASSET VALUE, END OF THE PERIOD.................  $ 17.57    $ 16.58    $ 15.78     $  17.93
                                                     =======    =======    =======     ========
Market Price Per Share at End of the Period........  $ 16.40    $ 15.00    $ 15.25     $18.4375
Total Investment Return at Market Price (b)........   16.59%      4.70%    -11.34%        4.09%*
Total Return at Net Asset Value (c)................   12.44%     11.44%     -5.69%        1.37%*
Net Assets at End of the Period (In millions)......  $ 245.1    $ 235.5    $ 227.8     $  247.9
Ratio of Expenses to Average Net Assets Applicable
 to Common Shares (d)..............................    1.52%      1.62%      1.56%        1.58%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (d)............    7.01%      7.66%      7.02%        6.75%
Portfolio Turnover.................................      15%        20%        24%           2%*
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
 Preferred Shares (d)..............................    1.04%      1.09%      1.07%        1.10%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (e)............    5.65%      5.85%      5.78%        5.40%
SENIOR SECURITIES:
Total Preferred Shares Outstanding.................    3,000      3,000      3,000        1,500
Asset Coverage Per Preferred Share (f).............  $81,704    $78,510    $75,918     $165,283
Involuntary Liquidating Preference Per Preferred
 Share.............................................  $25,000    $25,000    $25,000     $ 50,000
Average Market Value Per Preferred Share...........  $25,000    $25,000    $25,000     $ 50,000

* Non-Annualized

(a) Net asset value at September 27, 1991, is adjusted for common and preferred share offering costs of $.20 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                      SEPTEMBER 27, 1991
                                                                        (COMMENCEMENT
YEAR ENDED AUGUST 31,                                                   OF INVESTMENT
-------------------------------------------------------------------     OPERATIONS) TO
      1998       1997       1996       1995       1994       1993      AUGUST 31, 1992
----------------------------------------------------------------------------------------
    $  17.08   $  16.28   $  16.13   $  15.70   $  17.45   $  15.82        $  14.81
    --------   --------   --------   --------   --------   --------        --------
        1.23       1.26       1.26       1.27       1.28       1.30            1.04
         .85        .90        .23        .52      (1.69)      1.66             .87
    --------   --------   --------   --------   --------   --------        --------
        2.08       2.16       1.49       1.79       (.41)      2.96            1.91
    --------   --------   --------   --------   --------   --------        --------
         .99       1.02       1.05       1.05       1.05        .98             .70
         .24        .25        .29        .31        .23        .21             .20
         .06        .07        -0-        -0-        .05        .11             -0-
         .02        .02        -0-        -0-        .01        .03             -0-
    --------   --------   --------   --------   --------   --------        --------
        1.31       1.36       1.34       1.36       1.34       1.33             .90
    --------   --------   --------   --------   --------   --------        --------
    $  17.85   $  17.08   $  16.28   $  16.13   $  15.70   $  17.45        $  15.82
    ========   ========   ========   ========   ========   ========        ========
    $ 17.875   $16.8125   $ 16.125   $  15.00   $  15.50   $  16.75        $ 15.125
      12.96%     11.45%     14.89%      3.95%      -.90%     18.66%           5.69%*
      10.99%     11.96%      7.60%     10.02%     -3.81%     17.89%          11.80%*
    $  247.0   $  239.4   $  231.7   $  230.2   $  226.1   $  243.0        $  227.2
       1.59%      1.61%      1.64%      1.66%      1.62%      1.58%           1.55%
       7.02%      7.56%      7.70%      8.24%      7.76%      7.96%           7.49%
         21%        17%        10%        16%         7%        26%             93%*
       1.10%      1.10%      1.11%      1.10%      1.10%      1.07%           1.09%
       5.63%      6.05%      5.95%      6.22%      6.34%      6.70%           6.09%
       1,500      1,500      1,500      1,500      1,500      1,500           1,500
    $164,687   $159,598   $154,463   $153,465   $150,717   $161,977        $151,471
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000        $ 50,000
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000        $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Quality Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of October 31, 2001, the cumulative effect adjustment to reflect accretion of market discount would be $113,689.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $220,384,827; the aggregate gross unrealized appreciation is $23,453,542 and the aggregate gross unrealized depreciation is $99,387, resulting in net unrealized appreciation on long- and short-term investments of $23,354,155.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended October 31, 2001, the Trust's custody fee was reduced by $1,178 as a result of credits earned on cash balances.

G. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

 .70% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2001, the Fund recognized expenses of approximately $7,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2001, the Trust recognized expenses of approximately $39,300 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

For the year ended October 31, 2001, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $38,314,143 and $36,069,954, respectively.

4. PREFERRED SHARES

The Trust has outstanding 3,000 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on October 31, 2001 was 2.786% and for the year then ended rates ranged from 2.000% to 6.875%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemptions if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and

Shareholders of Van Kampen
California Quality Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen California Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 9, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Quality Municipal Trust as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2001. The Trust designated 100% of the income distributions as a tax-exempt income distribution. Additionally, during the period, the Trust designated and paid $1,340,189 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company of Act 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                   # OF SHARES
                                                           ----------------------------
                                                           IN FAVOR            WITHHELD
---------------------------------------------------------------------------------------
Theodore A. Myers........................................   2,775                 17

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Richard F. Powers, III.................................  9,168,470             77,264
Hugo F. Sonneschein....................................  9,177,840             67,894

The other trustees whose terms did not expire in 2001 are David C. Arch, Rod Dammeyer, Howard J Kerr, and Wayne W. Whalen.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
VQC ANR 12/01                                                  Member NASD/SIPC.
                                                                4556L01-AS-12/01